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                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors


FirstCity Financial Corporation:



     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                          /s/ KPMG Peat Marwick LLP



Fort Worth, Texas


April 9, 1998